Company Contacts:

Victoria M. Holt	Randy C. Martin
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer
(314) 721-4242	(314) 721-4242

FOR IMMEDIATE RELEASE

SPARTECH ANNOUNCES SPECIAL MEETING OF STOCKHOLDERS TO VOTE FOR THE PROPOSED MERGER TRANSACTION WITH POLYONE
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ST. LOUIS, February 13, 2013 - Spartech Corporation (NYSE:SEH), a leading producer of plastic sheet, compounds, and packaging solutions, announced today that it has set the meeting date for the special meeting of its stockholders at which the stockholders of Spartech will be asked to approve the previously announced merger of Spartech and PolyOne Corporation.

The special meeting will be held on Tuesday, March 12, 2013 at 10:00 a.m., local time, at the Spartech Technology Center, 11650 Lakeside Crossing Court, Maryland Heights, Missouri 63146. Only Spartech stockholders of record as of the close of business on February 1, 2013 will be permitted to vote at the special meeting and any adjournment or postponement thereof.

Upon successful completion of the merger, Spartech stockholders will be entitled to receive in exchange for each share of Spartech common stock held immediately prior to the merger: (1) $2.67 in cash, without interest, and (2) 0.3167 of a PolyOne common share. Based on the closing price of PolyOne's common stock on February 7, 2013, in exchange for each share of Spartech common stock owned, Spartech stockholders would be entitled to receive approximately $9.94 per share, comprised of: (1) $2.67 per share in cash; and (2) 0.3167 of a PolyOne common share, having a value of approximately $7.27. On February 7, 2013, the closing price of PolyOne's common stock was $22.94 and the closing price of Spartech's common stock was $9.87.

The Spartech board of directors unanimously recommends that Spartech stockholders vote to approve the merger. Each stockholder's vote is very important, regardless of the number of shares owned. Stockholders should be aware that not voting at the special meeting will have the same effect as a vote against the proposal to approve the merger.

Spartech Stockholders who need assistance in voting their shares or who have questions regarding Spartech's special meeting may contact Spartech's proxy solicitor, Georgeson Inc. at (800) 733-6198 (toll-free), (212) 440-9800 (banks and brokers), spartech@georgeson.com (email) or write to Georgeson Inc., 199 Water Street - 26th Floor, New York, NY 10038.

On February 11, 2013, the U.S. Securities and Exchange Commission declared effective PolyOne's registration statement on Form S-4, which included a prospectus of PolyOne for the shares of PolyOne common stock to be issued in the merger and a proxy statement of Spartech for the special meeting. Mailing of the proxy statement/prospectus for the special meeting to Spartech stockholders of record began on February 11, 2013. The proxy statement/prospectus contains important information regarding the proposed merger transaction, and Spartech stockholders are urged to read it carefully. The proxy statement/prospectus is also available online at the SEC's website, www.sec.gov, from Spartech at its website, www.spartech.com, or 120 S. Central Avenue, Suite 1700, Clayton, MO 63105, Attention: Corporate Secretary, or from PolyOne at its website, www.polyone.com, or 33587 Walker Road, Avon Lake, Ohio 44012, Attention: Corporate Secretary.

Cautionary Statements Concerning Forward-Looking Statements

Statements in this Form 8-K that are not purely historical, including statements that express Spartech’s belief, anticipation or expectation about future events, are forward-looking statements. “Forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relate to future events and expectations and include statements containing such words as “anticipates,” “believes,” “estimates,” “expects,” “would,” “should,” “will,” “will likely result,” “forecast,” “outlook,” “projects,” and similar expressions. Forward-looking statements are based on management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that may cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ from our forward-looking statements are as follows:

a) The possibility that Spartech may be unable to obtain shareholder approval or that the companies may be unable to obtain other approvals required for the transaction or satisfy the other conditions to closing;

b) That problems may arise in the integration of the businesses of the two companies;

c) The acquisition may involve unexpected costs

d) Adverse changes in economic or industry conditions, including global supply and demand conditions and prices for products of the types we produce;

e) Restrictions imposed on us by instruments governing our indebtedness, the possible inability to comply with requirements and covenants of those instruments and inability to access capital markets;

f) Our ability to compete effectively on product performance, quality, price, availability, product development, and customer service;

g) Adverse changes in the markets we serve, including the packaging, transportation, building and construction, recreation and leisure, and other markets, some of which tend to be cyclical;

h) Volatility of prices and availability of supply of energy and raw materials that are critical to the manufacture of our products, particularly plastic resins derived from oil and natural gas, including future impacts of natural disasters;

i) Our inability to manage or pass through to customers an adequate level of increases in the costs of materials, freight, utilities, or other conversion costs;

j) Our inability to achieve and sustain the level of cost savings, productivity improvements, gross margin enhancements, growth or other benefits anticipated from our improvement initiatives;

k) Our inability to collect all or a portion of our receivables with large customers or a number of customers;

l) Loss of business with a limited number of customers that represent a significant percentage of our revenues;

m) Significant changes in or termination of major contracts with customers or suppliers;

n) Possible asset impairments;

o) Our inability to predict accurately the costs to be incurred, time taken to complete, operating disruptions therefrom, potential loss of business or savings to be achieved in connection with announced production plant consolidations and line moves;

p) Adverse findings in significant legal or environmental proceedings or our inability to comply with applicable environmental laws and regulations;

q) Our inability to develop and launch new products successfully;

r) Possible weaknesses in internal controls

We assume no responsibility to update our forward-looking statements.

Additional Information

In connection with the proposed merger transaction, PolyOne filed with the SEC and the SEC has declared effective a registration statement on Form S-4 (File No. 333-185533) that includes a proxy statement of Spartech and a prospectus of PolyOne. The definitive proxy statement/prospectus has been sent to the stockholders of Spartech and PolyOne. SPARTECH STOCKHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders are able to obtain the documents free of charge at the SEC's website, www.sec.gov, from Spartech at its website, www.spartech.com, or 120 S. Central Avenue, Suite 1700, Clayton, MO 63105, Attention: Corporate Secretary, or from PolyOne at its website, www.polyone.com, or 33587 Walker Road, Avon Lake, Ohio 44012, Attention: Corporate Secretary.

Participants in Solicitation

Spartech and PolyOne and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning Spartech's participants is set forth in the proxy statement, dated January 24, 2012, for Spartech's 2012 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A and Spartech's current report on Form 8-K, as filed with the SEC on March 16, 2012. Information concerning PolyOne's participants is set forth in the proxy statement, dated March 23, 2012, for PolyOne's 2012 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A and PolyOne's current reports on Form 8-K, as filed with the SEC on May 11, 2012 and September 25, 2012. Additional information regarding the interests of participants of PolyOne and Spartech in the solicitation of proxies in respect of the proposed merger is included in the definitive registration statement and proxy statement/prospectus filed with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Spartech

With annual revenues of approximately $1.1 billion, Spartech is a leading producer of plastic products including polymeric compounds, concentrates, custom extruded sheet and rollstock products and packaging solutions for a wide spectrum of customers. Spartech's three business segments, which operate in the United States, Mexico, Canada, and France, annually process approximately one billion pounds of plastic resins, specialty plastic alloys, and color and specialty compounds. Additional information can be found at www.spartech.com.

About PolyOne

PolyOne Corporation, with 2012 revenues of $3.0 billion, is a premier provider of specialized polymer materials, services and solutions. The company is dedicated to serving customers in diverse industries around the globe, by creating value through collaboration, innovation and an unwavering commitment to excellence. Guided by its Core Values, Sustainability Promise and No Surprises Pledge (SM), PolyOne is committed to its customers, employees, communities and shareholders through ethical, sustainable and fiscally responsible principles.